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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2001

True North Communications Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5029	36-1088162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 East Erie Street, Chicago, Illinois		60611-2897
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:		(312) 425-6500

(Not Applicable)

Former name or former address, if changed since last report

Item 9.  Regulation FD Disclosure

    On February 13, 2001, the Registrant's Chief Executive Officer and Chief Financial Officer will present an overview of the Registrant at the Merrill Lynch Fourth Annual Marketing Communications Conference. The presentation materials that will be used by the Registrant's Chief Executive and Chief Financial Officer are hereby submitted for filing. An audio replay of the registrant's portion of the conference will be available beginning at 7PM EST, February 13, 2001 for 5 days. Please dial 888-203-1112. Provide confirmation number: 453394. International calls: 719-457-0820. Provide confirmation number as per above.

(c)
Exhibits:

99.1
Presentation Materials given at the Merrill Lynch Fourth Annual Marketing Communications Conference on February 13, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH COMMUNICATIONS INC.
By:	/s/ KEVIN J. SMITH Kevin J. Smith Chief Financial Officer

Dated: February 13, 2001

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials given at the Merrill Lynch Fourth Annual Marketing Communications Conference on February 13, 2001.

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SIGNATURES
EXHIBIT INDEX